                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ONE)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              ERLY Industries Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                               [LARGE ERLY LOGO]


                              ERLY INDUSTRIES INC.

                          PRESENTATION TO SHAREHOLDERS

                              ERLY INDUSTRIES INC.

Two years ago, ERLY publicly stated its business strategy as follows:

        1.      BUILD UPON BRAND LEADERSHIP

        2.      CONTINUE EXPANSION INTO NEW MARKETS

        3.      INCREASE DIVERSITY OF SOURCES

        4.      IMPROVE SIZE AND SCALE EFFICIENCY

                              ERLY INDUSTRIES INC.

                               BUSINESS STRATEGY

Implementation of this strategy has occurred through the following:

1 ERLY ACQUIRED EARLY CALIFORNIA FOODS (ECF) IN JULY 1996. ECF'S BRANDS HAVE 35.8% OF THE DOMESTIC MARKET FOR BLACK OLIVES AND 25.2% OF THE GREEN OLIVE DOMESTIC MARKET.

2 MANAGEMENT HAS INCREASED EXPORT RICE MARKETS IN THE MIDDLE EAST AND EUROPE TO MAINTAIN SALES GROWTH WHILE INCREASING DIVERSIFICATION OF ITS SALES.

3 INCREASED SOURCING OF RAW PRODUCT FROM OUTSIDE THE US REDUCES THE IMPACT OF COMMODITY PRICE VOLATILITY.

4 FIVE YEARS OF CONSISTENT SALES GROWTH FOR RICE, OLIVES AND CHEMONICS CONSULTING HAVE IMPROVED OPERATING EFFICIENCIES.

                 THE RESULTS ARE SHOWN IN THE FOLLOWING CHARTS:

                              ERLY INDUSTRIES INC.

               FISCAL YEARS ENDED MARCH 31, 1993 - MARCH 31, 1997

                                     SALES

                              (IN THOUSANDS OF $)

                   [Bar Chart Showing Sales Per Fiscal Year]

                        1997                    $614,300
                        1996                    $486,626
                        1995                    $459,599
                        1994                    $334,824
                        1993                    $219,431

                              ERLY INDUSTRIES INC.

                                  SALES GROWTH



                          [Bar Chart Showing Sales of
                               American Rice-Rice
                              American Rice-Olives
                                   Consulting
                                    Fire-Trol
                                per Fiscal Year]
                                 ($   MILLIONS)


                              1997    1996    1995    1994    1993
                             ------  ------  ------  ------  ------
American Rice-Rice            444.6   391.1   373.1   284.5   169.6
Early California Olives        71.3     3.7
Consulting                     77.4    77.8    63.5    41.9    37.2
Fire-Trol                      20.9    14.0    23.0     8.4    12.6
TOTAL                         614.2   486.6   459.6   334.8   219.4

                              ERLY INDUSTRIES INC.

                              STOCKHOLDERS' EQUITY

         [Bar Chart showing Stockholder's Equity at End of Fiscal Year]

                                  $ THOUSANDS

                        1993                    $(9,194)
                        1994                      8,394
                        1995                     16,799
                        1996                     17,534
                        1997                     24,780

                              AMERICAN RICE, INC.

                              [American Rice Logo]

                         AMERICAN RICE, INC. FACILITIES

           [Map of the World Setting forth American Rice Facilities]

                      ARI OWNED & OPERATED
                      ARI AFFILIATED & OPERATED
                      ARI AFFILIATED, NOT OPERATED BY ARI

                              [American Rice Logo]

                           FARMERS RICE MILL FACILITY

             [Map of the World Setting Forth Farmers Rice Facility]

                           WORLD RICE TRADE FOR 1996

              ESTIMATED TO BE APPROXIMATELY 20 MILLION METRIC TONS

                 [Pie Chart Showing Percentage Share of Market]

                        U.S.                    14%
                        EU                       2%
                        PAKISTAN                 7%
                        CHINA                    2%
                        INDIA                   17%
                        ALL OTHERS              10%
                        AUSTRALIA                3%
                        VIETNAM                 16%
                        BURMA                    2%
                        THAILAND                27%

                    KINGDOM OF SAUDI ARABIA IMPORT ESTIMATES

                                    FY 1995

                       TOTAL IMPORTS 700,000 METRIC TONS
                 [PIE CHART SHOWING PERCENTAGE SHARE OF MARKET]




ARI                     16.0%
Riceland                 4.3%
Uncle Bens               2.6%
Others                   1.4%
Thailand                15.7%
Pakistan                 8.6%
India                   51.4%



Source: ARI Management Estimate

                           HAITI RICE SHARE OF MARKET

                                   BY COMPANY
                 [PIE CHART SHOWING PERCENTAGE SHARE OF MARKET]


ARI                     54%
Trujillo                13%
Commodity Specialists    9%
New Field Partners       8%
Midwest Trading          3%
PS International         2%
Euronaid                 2%
All Others               9%


Source: ARI Management Estimate

                        PUERTO RICO RICE SHARE OF MARKET

                                   BY COMPANY
                 [PIE CHART SHOWING PERCENTAGE SHARE OF MARKET]


ARI                     15%
Pan American Grain      22%
Riviana                 15%
Liberty                 10%
ADM                      5%
Riceland                 5%
Private Label           20%
Government/Other         8%

Source: ARI Management Estimate

                              ARI SOURCE DIVERSITY

                               (ROUGH RICE BASIS)

                 [Pie Chart Showing Shares of Sources of Rice]

                                Mississippi     11%
                                Louisiana        4%
                                California      32%
                                Arkansas         9%
                                Vietnam         13%
                                India            5%
                                Texas           26%

                              ARI MARKET DIVERSITY

                                 (RICE EXPORTS)

                [Pie Chart Showing Percentage Share of Exports]

                                U.S.            33%
                                Saudi           15%
                                Carribean       15%
                                Europe           3%
                                Other            5%
                                Asia             7%
                                Turkey           4%
                                Other Middle
                                East            18%

                               U.S. RICE MILLERS

                          SHARE OF ESTIMATED CAPACITY

           [Pie Chart Showing Percentage Share of Estimated Capacity]

                        American Rice              19.4%
                        All Other                  10.5%
                        Gulf Pacific                2.2%
                        Supreme Rice Mill           2.2%
                        Affiliated                  2.8%
                        Farmers Rice Mill           2.8%
                        Louis-Dreyfus               3.9%
                        Uncle Ben                   4.2%
                        Producers                   4.4%
                        ADM                         5.0%
                        Riviana Foods               5.0%
                        Busch Agricultural          5.5%
                        Cargill                     6.6%
                        Farmers Rice Co-Operative   7.8%
                        Riceland Foods             17.7%

                         [EARLY CALIFORNIA OLIVES LOGO]


                                     EARLY

                                   CALIFORNIA

                                     OLIVES

                           OLIVE ACQUISITION SUMMARY

o       Dominant industry brand name

        -- Early California and Vlasic dominant brands with 35.82% ripe olive retail dollar share

        -- Market-leading brands command higher prices and stronger processor margins

o       Low cost producer

        -- Substantial and quickly attainable cost-saving strategies

        -- Only U.S. marketer with procurement and plants in both Spain and U.S.

o       Attractive industry fundamentals

        -- Reduced competition with only four domestic ripe olive processors;
           down from 27 in 1960

        -- Steadily increasing per capita consumption

        -- Stable acreage commitment from growers

o       Experienced management team with olive industry expertise

        -- Owned and operated ECF profitably from 1964 to 1984

                                                                        [LOGO]

                               BUSINESS STRATEGY

CAMPBELL SOUP COMPANY INEFFICIENCIES
------------------------------------

o       High-Cost production

o       Eliminated private label sales

o       Poor inventory management

        -- Established zero carryover policy

        -- Blind marketing

        -- Sold bulk inventory to reduce carryover

o       Confused growers with inconsistent grower contracting practices

o Inexperienced, short-term focused and compartmentalized management team

EARLY CALIFORNIA OLIVES STRATEGY
------------------------------------

o       Re-establish low-cost production

        -- Increased yield

        -- Reduce labor and production costs

        -- Improve plant utilization

o       Re-establish private label sales

o       Focus on improving inventory management

        -- Efficiently allocate erratic supply to growing demand

        -- Maintain balanced distribution channels

        -- Maximize value of available inventory

o       Re-establish and maintain strong grower base

o Experienced management team with historical success operating the business profitably

                                                                        [LOGO]

                                     [LOGO]


                          CHEMONICS INTERNATIONAL INC.

                          CHEMONICS INTERNATIONAL INC.

                              CORPORATE HIGHLIGHTS


 o Largest US International Development Consulting Firm

 o Major clients: USAID, WORLD BANK, IDB, ADB

 o Offices in over 40 countries

 o Experience in over 100 countries

 o Maintains a contract backlog of over $200 million

                          CHEMONICS INTERNATIONAL INC.

                            REVENUE GROWTH 1988-1997




                        [Bar Graph Showing Sales Per FY]

                                     [Logo]




   1988        1989        1990        1991        1992        1993        1994        1995        1996        1997
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
10,364,426  14,512,459  20,610,839  20,409,162  31,034,873  37,185,030  41,943,936  63,546,193  77,753,436  77,426,571

                          CHEMONICS INTERNATIONAL INC.

                          FY 1997 TURNOVER: $76.2 MIL.

               [Pie Chart Showing Sales and Percentage of Sales]

        ENVIRONMENT & URBAN INFRASTRUCTURE      $29.5 MIL.      39%
        AGRIBUSINESS                            $20.8 MIL.      27%
        PRIVATE SECTOR DEVELOPMENT              $16.7 MIL.      22%
        LAW & GOVERNANCE                        $ 8.7 MIL.      11%
        OTHER                                   $0.49 MIL.       1%

                              ERLY INDUSTRIES INC.

EXECUTIVE MANAGEMENT TEAM       YEARS OF EXPERIENCE     YEARS WORKED FOR
                                IN AGRIBUSINESS         G.D. MURPHY

Gerald Murphy                   33

Douglas Murphy                  15                      14

Richard McCombs                 13                      11

Bill McFarland                  22                      22

Tony Teele                      10                      10

Senior Vice Presidents and      137                     98
Vice Presidents (7)

Total excluding Gerald &        182                     141
Douglas Murphy

                      ERLY HAS A SEASONED MANAGEMENT TEAM
                WITH 141 YEARS OF EXPERIENCE WITH GERRY MURPHY.

                                                Total return for the
                                                    NASDAQ Stock
                              ERLY                  Market - U.S.        S&P Food Products
Measurement Period       Industries Inc.              companies           Companies Inc.
------------------       ---------------        --------------------     ------------------
At April 1, 1992              $100                      $100                    $100
FYE March 31, 1993              94                       115                     109
FYE March 31, 1994             135                       124                     101
FYE March 31, 1995             333                       138                     120
FYE March 31, 1996             299                       187                     151
FYE March 31, 1997             309                       208                     190




                              ERLY Industries Inc.
                             Stock Price Comparison

                    [CHART SHOWING MARKET PRICES AT END FY]


                                ERLY Industries
                                NASDQ Stocks
                                S&P Food Stocks


Source: Nasdq & S&P, March 31 data for each year

                              ERLY INDUSTRIES INC.

                            STOCK PRICE PERFORMANCE

                     [Chart Showing Average Market Prices]



                                    ERLYARID
Jan 84 -- Aug 97

           JAN     FEB     MAR     APR     MAY     JUN     JUL     AUG     SEP     OCT     NOV     DEC
1984      3.307   3.638   3.408   2.828   2.531   2.328   2.126    2.22   3.071   3.071   4.184   3.442
1985      3.307   3.476    3.51   3.712   4.016   4.319   5.366   5.737   5.737   5.528   5.291   5.501
1986      5.163   5.096   4.853   5.298   6.243   7.822   8.538   8.475   8.396   7.896   7.159   6.648
1987      7.154   8.335   7.687    6.54   6.749    7.08   6.648    7.12   7.016   5.197   4.157   3.712
1988       4.12   4.083   3.638   3.861   3.861   4.306   4.454   4.187   4.232   4.225   4.002    3.43
1989      3.348   3.258   3.716   5.512   5.665   5.717   5.831   5.145   5.145    5.39     4.9   4.716
1990      4.671    5.39   5.884   5.471   5.525   5.471   5.659   4.357   4.042   4.397    4.15   4.002
1991      3.967   4.694   5.474   5.623   5.879   6.176   5.188    5.04   4.644   4.348   4.249   3.508
1992      3.063   2.717   2.569   2.372   2.668   2.075   1.729   1.927   1.522    1.68    2.52   2.619
1993      3.014   3.162   2.767   2.372   2.816   3.706   3.454   2.551   1.945   1.581   1.779    2.47
1994      3.261   3.854   4.051    3.31   3.656   5.188   6.719   7.115   7.312   7.485   8.004   7.204
1995      6.374   7.658   9.042   8.735   8.439   8.498   8.103   8.103    6.67   7.656   7.045   6.477
1996      6.818   6.193    7.33   7.943     7.5   8.295   8.693   7.614   7.045   7.188   7.563   8.125
1997      8.063   8.281   8.625   8.375   9.238  10.375  11.344  10.313


Source: NASDAQ average of high and low monthly prices.

All prices adjusted for the following stock dividends:
FY 1987 10%; 1998 10%; 1989 10%; 1990 10%; 1995 10%; 1996 10%.

                              ERLY INDUSTRIES INC.

              Management Requests That You Approve the Amendments

          o       Eliminate Cumulative Voting

          o       Require Shareholder meetings for Shareholder Actions

             And To Elect Management's Proposed Board of Directors;
Gerald Murphy, William Burgess, Douglas Murphy, Alan Wiener, Bill McFarland.

             Your Board and Management is committed to your Company and owns 37% of the outstanding shares.

                                  [LARGE LOGO]


                              ERLY INDUSTRIES INC.



                                                                             28